Exhibit (a)(1)(ii)

KULICKE AND SOFFA INDUSTRIES, INC.

LETTER OF TRANSMITTAL

for the Offer to Purchase for Cash

Up to $62,000,000 Aggregate Principal Amount

of the Outstanding Notes Listed Below

at a Purchase Price of $720

Per $1,000 Principal Amount of Notes

Original Issuer	CUSIP Number	Title of Security	Principal Amount Outstanding
Kulicke and Soffa Industries, Inc.	501242 AP 6	1.0% Convertible Subordinated Notes Due 2010	$54,500,000
	501242 AM 3		$7,500,000

Pursuant to the Offer to Purchase dated January 6, 2009

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT NEW YORK CITY TIME ON FEBRUARY 9, 2009, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED BY THE COMPANY (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”).

The Depositary for the Offer to Purchase is:

The Bank of New York Mellon

By Regular, Registered or Certified Mail; Hand or Overnight Delivery:	By Facsimile (for Eligible Institutions only):	For Information: Banks and Brokers Call:

The Bank of New York Mellon Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, New York 10286 Attn: William Buckley	(212) 298-1915	(212) 815-5788
	Attn: William Buckley	All Others Call Toll Free: 1-800-275-2048
Fax cover sheets should provide a call back phone number and request a call back, upon receipt.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND, IF APPLICABLE, COMPLETE THE SUBSTITUTE FORM W-9.

The instructions contained herein and in the Offer to Purchase (as defined below) should be read carefully before this Letter of Transmittal is completed.

By the execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, dated January 6, 2009 (as the same may be amended, supplemented or modified from time to time, the “Offer to Purchase”) of Kulicke and Soffa Industries, Inc., a Pennsylvania corporation (the “Company”), and this Letter of Transmittal and instructions hereto (the “Letter of Transmittal”), which together constitute the Company’s offer to purchase for cash up to $62,000,000 aggregate principal amount of its outstanding 1.0% Convertible Subordinated Notes Due 2010 (the “Notes”) from each holder thereof (each, a “Holder” and, collectively, the “Holders”) at a price expressed in U.S. dollars per $1,000 principal amount of Notes equal to $720, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal (the “Offer”).

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

This Letter of Transmittal is to be used by Holders either if certificates for the Notes are to be physically delivered or if a tender of Notes is to be made by book-entry transfer to the Depositary’s account at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Offer to Purchase under “The Offer—Procedures for Tendering Notes.”

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer to Purchase.

The instructions included with this Letter of Transmittal and in the Offer to Purchase must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase and this Letter of Transmittal must be directed to The Bank of New York Mellon, the Depositary, to Laurel Hill, the Information Agent, or to Oppenheimer & Co. Inc., the Dealer Manager, at the addresses and telephone numbers set forth on the back cover of this Letter of Transmittal.

To effectively tender Notes that are held through DTC, DTC participants may electronically transmit their acceptance through the DTC Automated Tender Offer Program (“ATOP”) (and thereby tender Notes) and deliver to the Depositary any other required documents. Upon receipt of such Holder’s acceptance through ATOP, DTC will edit and verify the acceptance and send an Agent’s Message to the Depositary for its acceptance. Delivery of tendered Notes must be made to the Depositary pursuant to the book-entry delivery procedures set forth in the Offer to Purchase.

List below the Notes and principal amounts of Notes being tendered. If the space provided is inadequate list the principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts of $1,000 or integral multiples thereof.

DESCRIPTION OF NOTES TENDERED

Name(s) and Address(es) of Holder(s) or name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented**	Principal Amount Tendered

*	Need not be completed by Holders tendering by book entry or in accordance with DTC’s ATOP procedure for transfer.

**	Unless otherwise indicated in the column labeled “Principal Amount Tendered” and subject to the terms and conditions of the Offer to Purchase, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 4 of this Letter of Transmittal.

PURSUANT TO THE OFFER, HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE PURCHASE PRICE MUST VALIDLY TENDER THEIR NOTES TO THE DEPOSITARY ON OR BEFORE 12:00 MIDNIGHT NEW YORK CITY TIME ON THE EXPIRATION DATE.

METHOD OF DELIVERY

☐	CHECK HERE IF CERTIFICATES FOR TENDERED NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
Account Number with DTC:
Transaction Code Number:

☐	CHECK HERE IF NOTES ARE BEING TENDERED PURSUANT TO NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by book-entry transfer, give the following information:

Account Number of DTC:

Transaction Code Number:

MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATE(S)

IF ANY CERTIFICATE REPRESENTING NOTES THAT YOU OWN HAS BEEN MUTILATED, LOST, STOLEN OR DESTROYED, PLEASE CONTACT THE DEPOSITARY AT 1-800-275-2048 PROMPTLY TO OBTAIN INSTRUCTIONS AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE. THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES HAVE BEEN FOLLOWED. PLEASE CONTACT THE DEPOSITARY AT 1-800-275-2048 IMMEDIATELY TO PERMIT TIMELY PROCESSING OF THE REPLACEMENT DOCUMENTATION. SEE INSTRUCTION 12 OF THIS LETTER OF TRANSMITTAL.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Offer to Purchase, the undersigned hereby tenders to the Company the principal amount of Notes indicated above, pursuant to the Offer to Purchase at the price listed therein. The undersigned understands that the Offer is not conditioned upon any minimum amount of Notes being tendered and the Offer may be amended, extended or terminated by the Company.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of the Notes tendered with this Letter of Transmittal, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Notes that are being tendered hereby, waives any and all other rights with respect to such Notes (including without limitation, any existing or past defaults and their consequences in respect of such Notes and the indenture governing the Notes) and releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such Notes, including without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Notes or to participate in any defeasance of such Notes, and irrevocably constitutes and appoints the Depositary true and lawful agent and attorney-in-fact of the undersigned with respect to such Notes (with full knowledge that the Depositary also acts as the agent of the Company), with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity of, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Notes for transfer on the security register for the Notes, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms of and conditions to the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

The undersigned understands that the tender of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company, upon the terms and subject to the conditions of the Offer. For purposes of the Offer to Purchase, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Notes if, as and when the Company gives oral or written notice thereof to the Depositary.

Notwithstanding any other provision of the Offer to Purchase, the undersigned understands that the Company’s obligation to accept for purchase, and to pay the Purchase Price for, the Notes validly tendered and not validly withdrawn pursuant to the Offer is subject to, and conditioned upon, the satisfaction of or, where applicable, its waiver of the conditions of the Offer (as set forth in the Offer to Purchase and this Letter of Transmittal).

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

Tenders of Notes may be withdrawn or revoked by written notice of withdrawal or revocation received by the Depositary at any time on or before the Expiration Date, but the Purchase Price shall not be payable in respect of Notes so withdrawn.

The Company has advised the undersigned to consult with the undersigned’s own advisors as to the consequences of tendering Notes in the Offer.

The Offer is not being made to (nor will tenders of Notes be accepted from or on behalf of) Holders in any jurisdiction in which the making or acceptance of the Offer would not be in compliance with the laws of that jurisdiction.

All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, and such determination shall be final and binding.

Unless otherwise indicated under “Special Payment Instructions” below, please issue a check from the Depositary for the Purchase Price for any Notes tendered hereby that are purchased in the name(s) of the Holder(s), and deliver such check to the address, appearing under “Description of Notes Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please issue the Notes in a principal amount not tendered or not accepted for purchase in the name(s) of the Holder(s), and deliver such Notes to the address(es) of the Holder(s) (or, in the case of Notes tendered by book-entry transfer, by credit to the account of DTC), appearing under “Description of Notes Tendered.” If the Special Payment Instructions or the Special Delivery Instructions are completed, please issue the check for the Purchase Price and deliver the Notes not tendered or not accepted for purchase, to the person or persons at the address(es) so indicated. The undersigned recognizes that the Company does not have any obligation pursuant to the Special Payment Instructions box or the Special Delivery Instructions box to transfer any Notes from the name of the Holder thereof if the Company does not accept for purchase any of the Notes so tendered.

PLEASE SIGN HERE

(To Be Completed By All Tendering Holders Unless an Agent’s Message Is Delivered in Connection with a Book-Entry Transfer of Such Notes)

This Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as the name(s) of such Holder(s) appear(s) on certificate(s) for Notes or, if tendered by a DTC participant, by the tendering DTC participant exactly as such participant’s name appears on a security position listing as the owner of Notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 5 to this Letter of Transmittal below.

X

X
(Signature(s) of Holder(s) or DTC Participants)

Date: , 2009

Name(s):

(Please Print)

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone No.: ( )

Employer Identification or Social Security Number:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN OR IRS FORM W-8BEN, AS APPROPRIATE

SIGNATURE GUARANTEE, IF REQUIRED (See Instructions 1 and 5 to this Letter of Transmittal below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Date: , 2009

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 6 and 7 to this Letter of Transmittal)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 6 and 7 to this Letter of Transmittal)

To be completed ONLY if the Purchase Price is to be (a) issued to the order of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or (b) sent to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.

To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for purchase are to be (a) issued in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or (b) sent to an address (or, in the case of Notes tendered by book-entry transfer, credited to a DTC participant account) different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.

Pay the Purchase Price, as applicable, to:
Name:	Deliver the Notes to:
(Please Print)
Address:	Name:
(Please Print)	(Please Print)
Address:
(Include Zip Code)	(Please Print)

Taxpayer Identification or Security Number (See Substitute Form W-9 herein)	(Include Zip Code)

(Taxpayer Identification or Security Number (See Substitute Form W-9 herein)
Credit unpurchased Notes delivered by book-entry transfer to the DTC account set forth below:
DTC Account No.:

SIGNATURE GUARANTEE

(See Instruction 1 to this Letter of Transmittal below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including zip code) and Telephone Number of Firm (including area code))

(Authorized Signature)

(Printed Name)

(Title)

Date:             , 2009

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer to Purchase

1. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Notes Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”), unless the Notes tendered thereby are tendered and delivered (i) by a participant in DTC whose name appears on a security position listing as the owner of such Notes who has not completed any of the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions” on the Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of The Financial Industry Regulatory Authority (“FINRA”) or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). Without limiting the foregoing, unless Notes are tendered by an Eligible Institution, (i) if the signer of the Letter of Transmittal is, (ii) if the payment of the Purchase Price is being made to, or (iii) if Notes not accepted for payment or not tendered are to be returned to, a person other than the registered Holder or DTC participant whose name appears on a security position listing as the owner, then the signature on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Notes so registered. See “The Offer—Procedures for Tendering Notes” in the Offer to Purchase.

2. Requirements of Tender. This Letter of Transmittal is to be completed by Holders of Notes pursuant to the procedures set forth in the Offer to Purchase under “The Offer—Procedures for Tendering Notes,” unless Notes are being transferred through ATOP and an Agent’s Message is transmitted to and received by the Depositary.

For a Holder to validly tender Notes pursuant to the Offer to Purchase, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Depositary at its address set forth herein and such Notes must be transferred pursuant to the procedures for book-entry transfer described in the Offer to Purchase under “The Offer—Procedures for Tendering Notes” and a Book-Entry Confirmation must be received by the Depositary.

The method of delivery of this Letter of Transmittal, the Notes and all other required documents, including delivery through DTC and acceptance of an Agent’s Message transmitted through ATOP, is at the option and risk of the tendering Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary on or before 12:00 midnight, New York City time, on the Expiration Date.

No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Notes for payment.

3. Withdrawal of Tenders. Tenders of Notes may be withdrawn at any time before the Expiration Date. In general, you need only notify the Depositary for the Offer before the Expiration Date, in writing (unless such Notes were tendered by book-entry transfer), of your intention to withdraw Notes previously tendered. You may also withdraw your Notes at any time after 12:00 midnight, New York City Time, on the Expiration Date, if we have not yet accepted for payment the Notes that you have tendered in the Offer.

If the Company makes a material change in the terms of the Offer to Purchase or the information concerning the Offer or waives a material condition of the Offer, it will disseminate additional Offer materials and extend the

Offer to the extent required by law. In addition, the Company may, if it deems appropriate, extend the Offer for any other reason. Any extension, amendment or termination will be followed promptly by public announcement thereof, the announcement in the case of an extension of the Offer to be issued no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Without limiting the manner in which any public announcement may be made, the Company shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by issuing a press release to the Dow Jones News Service or Public Relations Newswire.

For a permitted withdrawal of tendered Notes to be effective, a written or facsimile transmission notice of withdrawal (or a properly transmitted “Request Message” through ATOP) must be received by the Depositary on or before 12:00 midnight, New York City time, on the Expiration Date at its address set forth on the cover of this Letter of Transmittal. Any such Request Message or notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn (or, if tendered by book-entry transfer, the name of the participant in the book-entry transfer facility whose name appears on the security position listing as the owner of such Notes), (ii) contain the description of the Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Notes, (iii) if other than a notice transmitted through ATOP, be signed by the Holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), or be accompanied by evidence sufficient to the Depositary that the Holder withdrawing the tender has succeeded to the beneficial ownership of the Notes and (iv) specify the name in which such Notes are to be registered if different from the person who tendered such Notes pursuant to such documents of transfer (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at the book-entry transfer facility to be credited with withdrawn Notes). The signature on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Notes have been tendered for the account of an Eligible Institution. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a Request Message or a signed notice of withdrawal is effective immediately upon receipt by the Depositary of a Request Message or a written or facsimile transmission notice of such withdrawal, even if physical release is not yet effected.

If a Holder tenders its Notes in the Offer, such Holder may convert its Notes only if such Holder withdraws its Notes before the time such Holder’s right to withdraw has expired.

Any permitted withdrawal of Notes may not be rescinded. Any Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Offer to Purchase, provided, however, that withdrawn Notes may be re-tendered by again following one of the appropriate procedures described herein at any time on or before the Expiration Date.

All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, in its sole discretion (whose determination shall be final and binding). Neither the Company, the Depositary, the Information Agent, the Dealer Manager nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

4. Partial Tenders. Tenders of Notes pursuant to the Offer to Purchase will be accepted only in principal amounts of $1,000 or integral multiples thereof. If less than the entire principal amount of the Notes is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled “Description of Notes Tendered” herein. If the entire principal amount of the Notes is not tendered or not accepted for purchase, the principal amount of such Notes not tendered or not accepted for purchase will be returned by credit to the account at DTC designated herein (or, in the case of Notes tendered in the form of physical certificates, such Notes will be returned, without expense, to the tendering Holder), unless otherwise requested by such Holder under “Special Delivery Instructions” in this Letter of Transmittal.

5. Signatures on this Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on a security position listing the owner of the Notes. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If this Letter of Transmittal or any certificates of Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and the proper evidence satisfactory to the Company of its authority so to act must be submitted with this Letter of Transmittal.

If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If this Letter of Transmittal is signed by the registered Holder, the certificates for any principal amount of Notes not tendered or accepted for purchase are to be issued (or if any principal amount of Notes that is not tendered or not accepted for purchase is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the registered holder, and checks constituting payments for Notes to be purchased in connection with the Offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered Notes, nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal, in either case, executed exactly as the names of the registered holders appear on such Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Notes, exactly as the names of the participants appear on such security position listing, with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. See Instruction 1 to this Letter of Transmittal.

When this Letter of Transmittal is signed by the registered holders of the Notes listed and transmitted hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or notes not tendered or purchased are to be issued, to a person other than the registered holder(s), in which case the signatures on such Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

Endorsements on certificates for Notes, signatures on bond powers and proxies provided in accordance with this Instruction 5 by registered Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 1 to this Letter of Transmittal.

6. Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which checks constituting payments for Notes to be purchased by the Company in connection with the Offer to Purchase (or to which Notes for principal amounts not tendered or not accepted for purchase) are to be issued or sent, if different from the name and address of the registered Holder or the DTC participant signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Notes not tendered or not accepted for purchase will be promptly returned to the tendering Holder (or, in the case of Notes tendered by book-entry transfer, such Notes will be returned by crediting the account at DTC designated above), unless otherwise requested by such Holder under “Special Delivery Instructions” in this Letter of Transmittal.

7. Taxpayer Identification Number. Please refer to the Section entitled “Important Tax Information” for information about completing a Substitute Form W-9 or IRS Form W-8BEN, as appropriate.

FAILURE TO COMPLETE SUBSTITUTE IRS FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

8. Transfer Taxes. The Company will pay any transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offer to Purchase, except if the payment of the Purchase Price is being made to, or if certificates representing Notes for principal amounts not tendered or not accepted for tender are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Notes or DTC participant in whose name the Notes are held on the books of DTC, or if the person signing the Letter of Transmittal is not the person in whose name the tendered Notes are registered or are held on the books of DTC, or if a transfer tax is imposed for any reason other than the purchase of Notes under the Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of that tax or exemption from payment is not submitted, then the amount of that transfer tax will be deducted from the Purchase Price, otherwise payable to the tendering Holder.

9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Notes pursuant to any of the procedures described above will be determined by the Company in its sole discretion (whose determination shall be final and binding). The Company expressly reserves the absolute right, in its sole discretion, subject to applicable law, to reject any or all tenders of the Notes determined by it not to be in proper form or if the acceptance for payment of, or payment for, such Notes may, in the opinion of the Company, be unlawful. The Company also reserves the absolute right, in its sole discretion, subject to applicable law, to waive or amend any of the conditions of the Offer to Purchase or to waive any defect or irregularity in any tender with respect to the Notes of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Offer to Purchase (including this Letter of Transmittal and the Instructions thereto) will be final and binding. Any defect or irregularity in connection with tenders of Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company, the Depositary, the Information Agent, the Dealer Manager nor any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification.

10. Waiver of Conditions. The Company expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Offer to Purchase in whole or in part, at any time and from time to time. Notwithstanding any other provisions of the Offer to Purchase, the Company has the right, in its sole discretion, to terminate or amend the terms of the Offer to Purchase, at any time in accordance with Section 10 of the Offer to Purchase.

11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Notes and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the Offer to Purchase may be obtained from, the Dealer Manager or the Information Agent whose addresses and toll-free numbers appear below.

12. Mutilated, Lost, Stolen or Destroyed Certificates. If any certificate representing Notes has been mutilated, lost, stolen or destroyed, the Holder should promptly notify the Depositary at the toll-free number 1-800-275-2048. The Holder will then be instructed by the Information Agent as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated lost, stolen or destroyed certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR, FOR ELIGIBLE INSTITUTIONS, A MANUALLY SIGNED FACSIMILE OF THIS LETTER OF TRANSMITTAL), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER,

AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED NOTES MUST BE RECEIVED BY THE DEPOSITARY OR NOTES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE BEFORE THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under current U.S. federal income tax law, a U.S. Holder who receives payments pursuant to the Offer is required to provide his or her correct taxpayer identification number (“TIN”) and to certify that the TIN provided is correct. A U.S. Holder may satisfy these requirements by completing the Substitute Form W-9. If the correct TIN is not provided, the Holder may be subject to a penalty imposed by the Internal Revenue Service (“IRS”). In addition, such payments that are made to such Holders with respect to the Offer may be subject to backup withholding (as described below) and information reporting requirements. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of criminal and/or civil fines and penalties.

Exempt Holders (including, among others, all corporations) are not subject to these backup withholding and information reporting requirements, provided that they properly demonstrate their eligibility for an exemption. Non-U.S. Holders are generally exempt from these backup withholding and information reporting requirements but may be required to complete IRS Form W-8BEN or an appropriate other form to establish such exemption. Exempt Holders, other than non-U.S. Holders, should furnish their TIN, check the “Exempt” box in Part 2 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the payer. Holders are urged to consult their tax advisors to determine the application of these backup withholding and information reporting requirements to them.

If backup withholding applies, 28% of any payments made pursuant to the Offer to such Holder is required to be withheld. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a credit or refund may be obtained from the IRS pursuant to IRS procedures.

Purpose of Substitute Form W-9 and IRS Form W-8BEN

To prevent backup withholding on payments made with respect to the Offer, a U.S. Holder is required to notify the payer of his or her correct TIN by completing the Substitute Form W-9 enclosed herewith, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such payee is awaiting a TIN), that the Holder is a U.S. person and that (1) such Holder is exempt from backup withholding, (2) such Holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the IRS has notified the Holder that such Holder is no longer subject to backup withholding (see Part 3 of Substitute Form W-9). See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. Non-U.S. Holders will generally be required to complete an IRS Form W-8BEN or appropriate other form in order to avoid backup withholding. Such forms are available on the Internal Revenue Service website at www.irs.gov. Holders are urged to consult their tax advisors for further advice.

What Number to Give the Payer

A U.S. Holder is required to give the payer such Holder’s TIN (e.g., social security number or employer identification number). If the surrendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Holder should write “Applied For” in the space provided for the TIN in Part 1, and sign and date the “Certificate of Awaiting Taxpayer Identification Number” portion of the Substitute Form W-9. Notwithstanding that “Applied For” is written in Part 1, the payer will withhold on all payments made before the time a properly certified TIN is provided to the payer.

The Depositary for the Offer to Purchase is:

The Bank of New York Mellon

By Regular, Registered or Certified Mail;

Hand or Overnight Delivery:

Corporate Trust Operations

Reorganization Unit

101 Barclay Street – 7 East

New York, New York 10286

Attn: William Buckley

By Facsimile (for Eligible Institutions only):

(212) 298-1915

Attention: William Buckley

Fax cover sheets should provide a call back phone number and request a call back, upon receipt.

For Information:

Banks and Brokers Call:

(212) 815-5788

All Others Call Toll Free:

1-800-275-2048

Any questions or requests for assistance or additional copies of the Offer to Purchase or the Letter of Transmittal may be directed to the Information Agent at the telephone numbers and address listed below. A Holder may also contact the Dealer Manager at the toll-free number and address listed below or such Holder’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer to Purchase.

The Information Agent for the Offer to Purchase is:

Laurel Hill Advisory Group, LLP

100 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers Call: (917) 338-3181

All Others Call Toll Free: 1-888-742-1305

The Dealer Manager for the Offer to Purchase is:

Oppenheimer & Co.

300 Madison Avenue, 5th Floor

New York, New York 10017

(212) 667-5506

Attention: Equity Capital Markets